UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

DWS Global High Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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345 Park Avenue
New York, New York 10154
(800) 349-4281

August 22, 2008

DWS Global High Income Fund, Inc.

To the Stockholders:

The Annual Meeting of Stockholders of DWS Global High Income Fund, Inc. (the “Fund”) is to be held at 10:00 a.m. Eastern time, on Thursday, October 23, 2008 at the offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154. Stockholders who are unable to attend the meeting of the Fund are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Notice of Annual Meeting of Stockholders, a Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and a postage prepaid envelope in which to return your proxy are enclosed. You may instead choose to vote by touch-tone telephone or through the Internet, as explained on your proxy card.

At the Annual Meeting, the stockholders of the Fund will elect the Fund’s Directors as set forth in the Notice of Annual Meeting of Stockholders and as explained in the Proxy Statement. There will also be an opportunity to discuss matters of interest to you as a stockholder. The Fund’s Directors recommend that you vote in favor of the nominees for Director.

Your vote is very important to us. Thank you for your response and for your continued investment.

Respectfully,

John W. Ballantine
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Paul K. Freeman
Kenneth C. Froewiss
Richard J. Herring
William McClayton
Rebecca W. Rimel
Axel Schwarzer
William N. Searcy, Jr.
Jean Gleason Stromberg
Robert H. Wadsworth

A PROXY CARD IS ENCLOSED. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING FOR THE FUND ARE URGED TO SIGN THE PROXY CARD (UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE ANNUAL MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

DWS GLOBAL HIGH INCOME FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Please take notice that the Annual Meeting of Stockholders of DWS Global High Income Fund, Inc., a Maryland corporation (the “Fund”) will be held at the offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Thursday October 23, 2008 at 10:00 a.m. Eastern time, for the following purpose:

MATTER TO BE VOTED ON BY ALL STOCKHOLDERS:

Proposal:	To consider and vote upon the election of Messrs. Paul K. Freeman, William McClayton, William N. Searcy, Jr. and Robert H. Wadsworth and Ms. Rebecca W. Rimel as Class III Directors of the Fund, each to serve until the 2011 annual meeting of stockholders and until his or her respective successor has been duly elected and qualifies.

The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. Holders of record of shares of the Fund at the close of business on August 14, 2008 are entitled to vote at the Annual Meeting of the Fund and any postponements or adjournments thereof.

By order of the Board of Directors,

John Millette,
Secretary

August 22, 2008

IMPORTANT — We urge you to sign and date the enclosed proxy card (unless you are authorizing your proxy by touch-tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. Instructions for signing the proxy card are listed in Appendix A of this proxy statement. Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed proxy card. If you can attend the Annual Meeting and wish to vote your shares in person at that time, you will be able to do so.

DWS Global High Income Fund, Inc.

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DWS Global High Income Fund, Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Manager”), 27th Floor, 345 Park Avenue, New York, New York 10154, on Thursday, October 23, 2008 at 10:00 a.m., Eastern time, and at any postponements or adjournments thereof (the “Meeting”).

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy card are first being mailed to stockholders on or about August 25, 2008, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary at One Beacon Street, Boston, Massachusetts 02108) to the Fund. Any stockholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the proposal referred to in this Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.

The presence at any stockholders’ meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes,” if any, will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

The election of a Director of the Fund requires the affirmative vote of a majority of the shares of the Fund’s stock outstanding and entitled to vote thereon. Abstentions and broker non-votes, if any, will have the effect of a vote against the election of a Director.

Holders of record of shares of the Fund at the close of business on August 14, 2008 (the “Record Date”) will be entitled to one vote per share on each matter as to which they are entitled to vote at the Meeting and any postponements or adjournments thereof.

On the Record Date, the following number of shares were issued and outstanding for the Fund:

Issued and
Shares	Outstanding

Common Stock	9,952,619.27

The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may request an additional copy of the annual report for the Fund for the fiscal year ended October 31, 2007 and the semi-annual report for the fiscal period ended April 30, 2008 without charge, by calling 800-349-4281, writing to the Fund at 345 Park Avenue, New York, New York 10154, or visiting the Fund’s website at www.dws-investments.com.

PROPOSAL: ELECTION OF DIRECTORS

Prior to April 1, 2008, substantially all DWS open-end funds and most DWS closed-end funds were overseen by one of two boards of directors (the “Boards”). Each Board, including the Board that has historically overseen the Fund (the “New York Board”), determined that the formation of a single consolidated Board overseeing the DWS funds is in the best interests of the funds and their shareholders. In this connection, each Board approved and implemented a plan to consolidate the New York Board with the other primary DWS fund board (the “Chicago Board”). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

The consolidation of the two Boards took effect on April 1, 2008. In the case of the Fund, the consolidation was accomplished by electing four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who had served on the Chicago Board to serve on the Fund’s Board. Effective as of the same date, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) resigned from the Fund’s Board.

As a result of the changes discussed above, if shareholders of the Fund elect the proposed slate of nominees set forth below, the four Chicago Board members and eight New York Board members (each of whom is an Independent Director), together with Axel Schwarzer, CEO of DWS Investments, will constitute the Board of substantially all DWS funds (136 funds), including the Fund.

Persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions with respect to the holders of common stock of the Fund, to vote all proxies “FOR” the election of the five nominees indicated in the Proposal and listed in “Information Concerning Nominees” as Class III Directors of the Fund. If elected, Messrs. Freeman, McClayton, Searcy and Wadsworth and Ms. Rimel will each serve until the 2011 annual meeting of stockholders and until their respective successors have been duly elected and qualify or until they retire or resign.

All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors of the Fund to replace any such nominee.

Information Concerning Nominees

The following table sets forth certain information concerning each of the nominees for Director of the Fund. Each of the nominees is now a Class III Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed in the following table.

Class III — Independent Directors*/Nominees to serve until 2011 Annual Meeting of Stockholders:

Position with
DWS Funds &
			Aggregate Dollar	Length of Time
			Range of Equity	Served(3), Number of
			Securities in All	Funds in
		Dollar	Funds Overseen	Fund
		Range of	by Director/	Complex
		Equity	Nominee in	Overseen by
Name and	Business Experience and Directorships During the	Securities in	Fund	Director/
Year of Birth(1)	Past 5 Years	the Fund(2)	Complex(2)	Nominee(4)

Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	None	over $100,000	Board Member since 1993, Vice Chair-person since 2008; Funds Overseen: 133.
William McClayton (1944)	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	None	Over $100,000	Board Member since 2004; Funds Overseen: 133.

Position with
DWS Funds &
			Aggregate Dollar	Length of Time
			Range of Equity	Served(3), Number of
			Securities in All	Funds in
		Dollar	Funds Overseen	Fund
		Range of	by Director/	Complex
		Equity	Nominee in	Overseen by
Name and	Business Experience and Directorships During the	Securities in	Fund	Director/
Year of Birth(1)	Past 5 Years	the Fund(2)	Complex(2)	Nominee(4)

Rebecca W. Rimel (1951)	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001- 2007); Trustee, Pro Publica (charitable organization) (2007 to present); formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (January 2007-June 2007)	None	over $100,000	Board Member since 1995; Funds Overseen: 133.
William N. Searcy, Jr. (1946)	Private investor since October 2003; Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); formerly, Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003)	None	over $100,000	Board Member since 1993; Funds Overseen: 133.
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association.	None	Over $100,000	Board Member since 1999; Funds Overseen: 136.

*	Director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(1)	The mailing address of each Director who is not an “interested person” of the Fund with respect to Fund operations is c/o Chairperson, P.O. Box 100176, Cape Coral, FL 33904.

(2)	The dollar ranges are: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, over $100,000. All fund holdings information is as of August 14, 2008.

(3)	Indicates the year in which the Director joined the Board of one or more DWS funds.

(4)	The total number of funds in the Fund Complex is 136.

Information Concerning Continuing Directors

The Board of Directors for the Fund is divided into three classes. The terms of Classes I and II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I — Continuing Independent Directors* to serve until 2009 Annual Meeting of Stockholders:

Position with
DWS Funds &
			Aggregate Dollar	Length of
			Range of Equity	Time Served(3),
			Securities in all	Number of
		Dollar Range	Funds Overseen	Funds in
		of Equity	by Director	Fund Complex
Name and	Business Experience and Directorships During the	Securities in	in Fund	Overseen
Year of Birth(1)	Past 5 Years	the Fund(2)	Complex(2)	by Director(4)

John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	None	Over $100,000	Board Member since 1999; Funds Overseen: 133.

Position with
DWS Funds &
			Aggregate Dollar	Length of
			Range of Equity	Time Served(3),
			Securities in all	Number of
		Dollar Range	Funds Overseen	Funds in
		of Equity	by Director	Fund Complex
Name and	Business Experience and Directorships During the	Securities in	in Fund	Overseen
Year of Birth(1)	Past 5 Years	the Fund(2)	Complex(2)	by Director(4)

Henry P. Becton, Jr. (1943)	Vice Chair, WGBH Educational Foundation; Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	None	over $100,000	Board Member since 1990; Funds Overseen: 133.

Dawn-Marie Driscoll (1946)	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	$1 — $10,000	over $100,000	Board Member since 1987, Chairperson since 2004; Funds Overseen: 133.

Class I — Continuing Interested Director** to serve until 2009 Annual Meeting of Stockholders:

Position with
DWS Funds &
			Aggregate Dollar	Length of
			Range of Equity	Time Served(3),
			Securities in All	Number of
		Dollar Range	Funds Overseen	Funds in Fund
		of Equity	by Director	Complex
Name and	Business Experience and Directorships During the	Securities in	in Fund	Overseen
Year of Birth(1)	Past 5 Years	the Fund(2)	Complex(2)	by Director(4)

Axel Schwarzer (1958)	Managing Director#, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	None	over $100,000	Board Member since 2006; Funds Overseen: 133.

**	Mr. Schwarzer is a senior executive officer of Deutsche Asset Management and is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act. Mr. Schwarzer’s mailing address is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154.

#	Executive title, not a board directorship.

Class II — Independent Directors* to serve until 2010 Annual Meeting of Stockholders:

Position with
DWS Funds &
Length of
			Aggregate Dollar	Time Served(3),
			Range of Equity	Number of
			Securities in all	Funds in
		Dollar Range	Funds Overseen	Fund
		of Equity	by Director	Complex
Name and	Business Experience and Directorships During the	Securities in	in Fund	Overseen
Year of Birth(1)	Past 5 Years	the Fund(2)	Complex(2)	by Director(4)

Keith R. Fox (1954)	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	None	over $100,000	Board Member since 1996; Funds Overseen: 133.

Position with
DWS Funds &
Length of
			Aggregate Dollar	Time Served(3),
			Range of Equity	Number of
			Securities in all	Funds in
		Dollar Range	Funds Overseen	Fund
		of Equity	by Director	Complex
Name and	Business Experience and Directorships During the	Securities in	in Fund	Overseen
Year of Birth(1)	Past 5 Years	the Fund(2)	Complex(2)	by Director(4)

Kenneth C. Froewiss (1945)	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	$10,001 — $50,000	over $100,000	Board Member since 2001; Funds Overseen: 133.

Richard J. Herring (1946)	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	None	over $100,000	Board Member since 1990; Funds Overseen: 133.

Jean Gleason Stromberg (1943)	Retired; formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	None	over $100,000	Board Member since 1997; Funds Overseen: 133.

*	Director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(1)	The mailing address of each Director who is not an “interested person” of the Fund with respect to Fund operations is c/o Chairperson, P.O. Box 100176, Cape Coral, FL 33904.

(2)	The dollar ranges are: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, over $100,000. All fund holdings information is as of August 14, 2008.

(3)	Indicates the year in which the Director joined the Board of one or more DWS funds.

(4)	The total number of funds in the Fund Complex is 136.

Required Vote

The election of a Class III Director under the Proposal requires the affirmative vote of the holders of a majority of the Fund’s shares of common stock outstanding and entitled to vote thereon. The Board of Directors of the Fund recommends that stockholders vote “FOR” the nominees.

Section 16(a) Beneficial Ownership Reporting Compliance and Share Ownership

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, require the fund’s officers and Directors, investment manager, investment advisor, affiliates of the fund’s investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of the fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the fund’s securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

Based on a review of reports filed by the Fund’s Directors and officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund’s outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required for the fiscal year ended October 31, 2007 were timely.

As of the Record Date, two Directors of the Fund, Ms. Driscoll and Mr. Froewiss owned, respectively, 602 and 1,997 shares of common stock of the Fund, representing less than 1% of the outstanding shares of the Fund’s common stock. No other Director owned shares of the Fund.

To the knowledge of the Fund, as of August 14, 2008, no stockholder or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owned beneficially more than 5% of any class of the Fund’s outstanding shares.

Board Meetings — Committees of the Board of Directors

The Board of Directors of the Fund met seven times during the fiscal year ended October 31, 2007. Each Director attended at least 75% of all meetings of the Board of Directors and of all meetings of committees of the Board on which he or she served as a regular member. The Board Governance Policies and the Code of Ethics applicable to the Fund’s Board are available on the Fund’s website (www.dws-investments.com), and a copy of each document is available, without charge, by calling 800-349-4281.

The Board has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee and Operations Committee (which includes a Valuation Subcommittee). While the Board does not have a compensation committee, the Nominating and Governance Committee reviews compensation matters. For each committee, the Board has adopted a written charter setting forth the committee’s responsibilities, which are described below.

Audit Committee:  The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund’s accounting and financial reporting policies and procedures, (3) the Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the fiscal year ended October 31, 2007, the Fund’s Audit Committee held seven meetings. A current copy of the Fund’s Audit Committee Charter is available on the Fund’s website (www.dws-investments.com) and a copy of the charter is available, without charge, by calling 800-349-4281.

The Board selected PricewaterhouseCoopers LLP (“PwC”) to act as independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2006 and the fiscal year ended October 31, 2007. The Fund’s financial statements for the fiscal year ended October 31, 2007 were audited by PwC. The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the two most recent fiscal years:

				Audit-	All
		Audit	Tax	Related	Other
Fund	Fiscal Year Ended	Fees	Fees	Fees	Fees

DWS Global High Income Fund	October 31, 2006	$75,000	$0	$128	$0
	October 31, 2007	$72,250	$0	$0	$0

The fees disclosed under the “Audit-Related Fees” were the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under “Audit Fees” and specifically include fees for agreed-upon procedures performed by PwC. “All Other Fees” represents fees for products and services other than “Audit Fees” and “Audit-Related Fees.”

The following table shows the aggregate amount of fees that PwC billed during the Fund’s last two fiscal years for non-audit services rendered to the Fund, DIMA and any entity controlling, controlled by or under common control with DIMA that provides ongoing services to the Fund (the “Affiliated Service Providers”).

Total Non-Audit
Fees Billed to
Investment Manager
			and Affiliated Fund	Total Non-Audit
			Service Providers	Fees Billed to
			(engagements	Investment
			related directly to	Manager and
		Total	the operations	Affiliated Fund
		Non-Audit	and financial	Service Providers
	Fiscal Year	Fees Billed	reporting of	(all other	Total of
	Ended	to Fund	the Fund)	engagements)	(A), (B)
	October 31	(A)	(B)	(C)	and (C)

DWS Global High Income Fund	2006	$0	$11,930	$0	$11,930
	2007	$0	$25,000	$0	$25,000

The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Fund, DIMA and any Affiliated Service Provider that related directly to the Fund’s operations and financial reporting.

In accordance with pre-approval procedures approved by the Audit Committee, the engagement of an independent registered public accounting firm to provide audit or non-audit services to the Fund is required to be approved by the Fund’s Audit Committee or by the Audit Committee Chairman prior to the commencement of any such engagement. Further, the independent registered public accounting firm is required to report to the Audit Committee at each of its regular meetings all Fund services initiated since the last report was rendered, including a general description of the services and projected fees, and the means by which such Fund Services were approved by the Committee.

Pursuant to “Procedures for Engagement of Independent Auditors for Audit and Non-Audit Services,” approved by the Fund’s Board of Directors, pre-approval procedures for the engagement of the independent registered public accounting firm to provide any Fund services or any Fund-related services are as follows: (1) a written request addressed to the Audit Committee is prepared detailing the proposed engagement with an explanation as to why the work is proposed to be performed by the independent registered public accounting firm and (2) if time reasonably permits, the request is included in the meeting materials for the upcoming Committee meeting where the Committee will discuss the proposed engagement and approve or deny the request. Should the request require more immediate action, the written request will be e-mailed, faxed or otherwise delivered to the Audit Committee, followed by a telephone call to the Chair of the Audit Committee. The Chair of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chair’s discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chair be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

The Audit Committee for the Fund requested and received information from PwC about any non-audit services that PwC rendered during the Fund’s last fiscal year to DIMA and any Affiliated Service Provider. The Committee considered this in evaluating PwC’s independence. The Fund’s Audit Committee gave careful consideration to the non-audit related services provided by PwC to: (1) the Fund, (2) DIMA and (3) entities controlling, controlled by or under common control with DIMA that provide ongoing services to the Fund. Based in part on certain representations and information provided by PwC, the Audit Committee determined that the provision of these services was compatible with maintaining PwC’s independence.

Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Committee Report for DWS Global High Income Fund

The Audit Committee of DWS Global High Income Fund has provided the following report for the Fund:

In connection with the audited financial statements as of and for the year ended October 31, 2007 included in the Fund’s Annual Report (the “Annual Report”), at a meeting held on December 17, 2007, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the Committee the written disclosure and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit

Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.

The members of the Audit Committee of the Board of Directors are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund’s Annual Report.

Submitted by the Audit Committee of the Fund’s Board of Directors. For the period covered by this report, the Audit Committee of the Fund was comprised of: Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Graham Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, reviews Board compensation matters and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the fiscal year ended October 31, 2007, the Nominating/Corporate Governance Committee of the Fund’s Board performed similar functions and held four meetings. A current copy of the Fund’s Nominating and Governance Committee Charter is available on the Fund’s website (www.dws-investments.com) and a copy of the charter is available, without charge, by calling 800-349-4281.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund’s financial arrangements with DIMA and its affiliates, and (b) the Fund’s expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. The Contract Committee was formed as of April 1, 2008.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. The Equity Oversight Committee does not have responsibility with respect to the Fund.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the fiscal year ended October 31, 2007, the Fixed-Income Oversight Committee of the Fund’s Board performed similar functions and held six meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Fund’s marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the fiscal year ended October 31, 2007, the Marketing/Distribution/Shareholder Service Committee of the Fund’s Board performed similar functions and held seven meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund’s securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund’s Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman, Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the fiscal year ended October 31, 2007, the Expenses/Operations Committee and Valuation Committee performed similar functions. The Expenses/Operations Committee held nine meetings, and the Valuation Committee held six meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Officers of the Funds

The following persons are officers of the Fund:

Name, Year of Birth,
Position with the
Corporation and Length of	Business Experience and
Time Served(1)	Directorships During the Past 5 Years

Michael G. Clark(2) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly: Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette(4) (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset Management

Paul H. Schubert(2) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Name, Year of Birth,
Position with the
Corporation and Length of	Business Experience and
Time Served(1)	Directorships During the Past 5 Years

Patricia DeFilippis(5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly: Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(4) (1962) Assistant Secretary, 1997-present	Managing Director(3), Deutsche Asset Management

Paul Antosca(4) (1957) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset Management (since 2006); formerly: Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark(4) (1967) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset Management (since 2007); formerly: Vice President, State Street Corporation (2002-2007)

Kathleen Sullivan D’Eramo(4) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management

Diane Kenneally(4) (1966) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset Management

Jason Vazquez(5) (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly: AML Operations Manager for Bear Stearns (2004-2006); Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(3), Deutsche Asset Management (2004-present); formerly: Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson(5) (1951) Chief Legal Officer, 2006-present	Director(3), Deutsche Asset Management (2006-present); formerly: Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

(1)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(2)	Address: 345 Park Avenue, New York, New York 10154.

(3)	Executive title, not a board directorship.

(4)	Address: One Beacon Street, Boston, Massachusetts 02108.

(5)	Address: 280 Park Avenue, New York, New York 10017.

Compensation of Directors and Certain Officers

Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) For the Fund, aggregate compensation received by a Director from the Fund for the fiscal year ended October 31, 2007.

Column (3) Total compensation for Directors from the Fund Complex for the calendar year ended December 31, 2007.

Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

			Total Compensation
			from Fund and
			DWS Fund Complex
	Aggregate Compensation		for the Calendar
	from Fund for Fiscal Year		Year Ended
Name of Board Member/Nominee(1)	Ended October 31, 2007(2)		December 31, 2007(1)(3)

John W. Ballantine	N/A	*	$215,000
Henry P. Becton, Jr.(2)	$233		$200,000
Dawn-Marie Driscoll(2)(3)	$292		$253,000
Keith R. Fox(2)	$234		$203,000
Paul K. Freeman(4)	N/A	*	$265,000
Kenneth C. Froewiss(2)	$231		$200,000
Richard J. Herring(2)	$225		$195,000
William McClayton(5)	N/A	*	$205,000
Rebecca W. Rimel(2)	$219		$194,000
William N. Searcy, Jr.(2)	$231		$200,000
Jean Gleason Stromberg(2)	$218		$189,000
Robert H. Wadsworth	N/A	*	$245,250

*	Messrs. Ballantine, Freeman, McClayton and Wadsworth did not serve on the Board of the Fund during the relevant period.

(1)	The DWS fund complex was composed of 138 funds as of December 31, 2007.

(2)	Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the funds’ direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by DIMA.

(3)	Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4)	Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5)	Does not include $15,000 paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

None of the Independent Directors or Nominees or their family members had any interest in DIMA, or any person directly or indirectly controlling, controlled by, or under common control with DIMA as of December 31, 2007, except for holdings described under “Information Concerning Nominees.”

DIMA supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, and receives a management fee for its services. Several of the Fund’s officers are also officers, directors or employees of Deutsche Asset Management (see “The Investment Manager and Advisor”), although the Fund makes no direct payments to them.

The Investment Manager and Subadvisor

DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, is the Fund’s investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing the Fund’s affairs and supervising all aspects of the Fund’s operations. The Investment Manager provides a full range of investment advisory services to retail and institutional clients. The Investment Manager is part of the United States asset management activities of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DIMA has allocated the Fund’s portfolio management to the Fund’s subadvisor, Aberdeen Asset Management Investment Services Limited (the “Subadvisor”). DIMA pays the Subadvisor for its services from the fee it receives from the Fund. Subject to the general supervision of the Fund’s Board of Directors and the Investment Manager, the Subadvisor is responsible for managing the investment operations of the Fund and the composition of the Fund’s holdings of securities and other investments. The Subadvisor, located at One Bow Churchyard, London EC4M 9HH, United Kingdom, is a direct, wholly-owned subsidiary of Aberdeen Asset Management plc, the parent company of an asset management group formed in 1983. The Subadvisor provides a full range of international investment advisory services to institutional and retail clients.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any postponement or adjournment thereof in accordance with their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of DIMA. The Fund has retained Georgeson Inc. (“Georgeson”), 199 Water Street, 26th Floor, New York, New York 10038 to assist in the proxy solicitation and tabulation of votes. The cost of its services is estimated at $9,500, plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund’s officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

As the Meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement or attend the Meeting in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-866-628-6123. Any proxy given by a stockholder is revocable until voted at the Meeting.

In the event that sufficient votes in favor of any proposal set forth in the Notice of Annual Meeting of Stockholders are not received by October 23, 2008, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments to a date not more than 120 days after the Record Date and without notice other than announcement at the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy. The persons named as appointed proxies on the enclosed proxy card(s) will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made.

If a quorum is not present at the Meeting, the stockholders entitled to vote at the Meeting, present in person or represented by proxy, will have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, to a date not more than 120 days after the Record Date, until a quorum is present or represented. At such adjourned meeting, at which a quorum is present or represented, any business which might have been transacted at the original Meeting may be transacted.

The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

The Fund’s current Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws generally must be delivered to the Secretary of the Fund, John Millette, c/o Deutsche Investment Management, Americas Inc., One Beacon Street, Boston, Massachusetts, 02108, not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, any such notice by a stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was given or such public disclosure was made. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s 2009 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, the Fund must receive it on or before April 24, 2009. All nominations and proposals must be in writing and must conform to the requirements of the Bylaws of the Fund.

By order of the Board of Directors,

John Millette,
Secretary

One Beacon Street
Boston, Massachusetts 02108
August 22, 2008

APPENDIX A

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures

Corporate Accounts
(1) ABC Corp	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

A-1

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE DWS GLOBAL HIGH INCOME FUND, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of DWS Global High Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Patricia DeFilippis, Elisa Metzger, and John Millette, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the P Stockholders of the Fund to be held at 10:00 a.m. Eastern time, on Thursday, October 23, 2008 at the offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, R New York 10154, and any adjournment or postponement thereof, including any adjournment or postponement for the purpose of soliciting further votes in favor of the proposal, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to O represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual X Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting. Y The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy Card is executed, but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” the proposal described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE SEE REVERSE SIDE

THERE ARE THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call ***TOLL FREE 1-800-895-1068*** 24 hours a day, 7 days a week. Have your voting instruction card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you directed. Available until 11:59 p.m. Eastern Daylight Time on October 22, 2008.

INTERNET VOTING

Visit the Internet voting website at **http://proxy.georgeson.com**. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available until 11:59 p.m. Eastern Daylight Time on October 22, 2008.

VOTING BY MAIL

Simply mark, sign and date your voting instruction card and return it in the postage-paid envelope to Georgeson, Wall Street Station, P.O. Box 1101, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

X Please mark votes as in this example.

1. THE ELECTION OF FOUR CLASS III DIRECTORS:

FOR all nominees listed (except as marked to the contrary below)	WITHHOLD AUTHORITY for all nominees listed
☐	☐

Nominee exception(s) ______________________________

Date ______________________________ , 2008

____
Signature(s)

____
Signature, if held jointly

____
Title or Authority

THERE ARE THREE WAYS TO VOTE YOUR PROXY TELEPHONE VOTING INTERNET VOTING VOTING BY MAIL This method of voting is available Visit the Internet voting website at Simply mark, sign and date for residents of the U.S. and http://proxy.georgeson.com. your voting instruction card Canada. On a touch tone Have this proxy card ready and and return it in the postage-telephone, call TOLL FREE follow the instructions on your paid envelope to Georgeson, 1-800-895-1068 24 hours a day, screen. You will incur only your Wall Street Station, P.O. Box 7 days a week. Have your voting usual Internet charges. Available 1101, New York, NY 10269-instruction card ready, then follow until 11:59 p.m. Eastern Daylight 0646. If you are voting by the prerecorded instructions. Time on October 22, 2008. telephone or the Internet, Your vote will be confirmed and please do not mail your proxy cast as you directed. Available card. until 11:59 p.m. Eastern Daylight Time on October 22, 2008. TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE X Please mark votes as in this example. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. 1. THE ELECTION OF FOUR CLASS III DIRECTORS: FOR all nominees WITHHOLD listed (except as AUTHORITY Nominees: Paul K. Freeman, marked to the for all nominees contrary below) listed William McClayton, William N. Searcy, Robert H. Wadsworth, Rebecca W. Rimel (Instructions: To withhold authority to vote for any individual nominee or nominees, mark the “FOR” all nominees listed” box and write that nominee’s name on the space below.) The Proxies are authorized to vote in their discretion on any business that may properly come before the Nominee exception(s) meeting and any adjournments thereof. Date , 2008 Signature(s) Signature, if held jointly Title or Authority Please sign here exactly as your name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).